UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2014

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Milam Street, Suite 800, Houston, Texas,	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

2024 Purchase Agreement

On May 13, 2014, Sabine Pass Liquefaction, LLC (“SPL”), a wholly owned subsidiary of Cheniere Energy Partners, L.P. (“Cheniere Partners”), an indirect subsidiary of Cheniere Energy, Inc., entered into a Purchase Agreement (the “2024 Purchase Agreement”) with RBC Capital Markets, LLC, as representative of the initial purchasers named therein (the “2024 Initial Purchasers”), to issue and sell to the 2024 Initial Purchasers $2.0 billion aggregate principal amount of its 5.75% Senior Secured Notes due 2024 (the “2024 Notes”). The sale of the 2024 Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and the 2024 Notes will be sold on a private placement basis in reliance on Section 4(2) of the Securities Act and Rule 144A and Regulation S thereunder. The sale of the 2024 Notes to the 2024 Initial Purchasers pursuant to the 2024 Purchase Agreement is expected to close on May 20, 2014.

The 2024 Purchase Agreement contains customary representations, warranties and agreements by SPL and customary conditions to closing and indemnification obligations of SPL and the 2024 Initial Purchasers. The foregoing description of the 2024 Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the 2024 Purchase Agreement, which is filed as Exhibit 1.1 hereto and is incorporated by reference herein.

The 2024 Initial Purchasers and certain of their affiliates have provided from time to time, and may provide in the future, certain investment and commercial banking and financial advisory services to SPL and Cheniere Partners in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions.

2023 Purchase Agreement

On May 15, 2014, SPL entered into a Purchase Agreement (the “2023 Purchase Agreement”) with RBC Capital Markets, LLC, as representative of the initial purchasers named therein (the “2023 Initial Purchasers”), to issue and sell to the 2023 Initial Purchasers $500 million aggregate principal amount of its 5.625% Senior Secured Notes due 2023 (the “2023 Notes”). The 2023 Notes will constitute a further issuance of and will form a single series with the 5.625% Senior Secured Notes due 2023 that were issued by SPL on April 16, 2013. The sale of the 2023 Notes will not be registered under the Securities Act, and the 2023 Notes will be sold on a private placement basis in reliance on Section 4(2) of the Securities Act and Rule 144A and Regulation S thereunder. The sale of the 2023 Notes to the 2023 Initial Purchasers pursuant to the 2023 Purchase Agreement is expected to close on May 20, 2014.

The 2023 Purchase Agreement contains customary representations, warranties and agreements by SPL and customary conditions to closing and indemnification obligations of SPL and the 2023 Initial Purchasers. The foregoing description of the 2023 Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the 2023 Purchase Agreement, which is filed as Exhibit 1.2 hereto and is incorporated by reference herein.

The 2023 Initial Purchasers and certain of their affiliates have provided from time to time, and may provide in the future, certain investment and commercial banking and financial advisory services to SPL and Cheniere Partners in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Number	Description

1.1*	Purchase Agreement, dated as of May 13, 2014, between Sabine Pass Liquefaction, LLC and RBC Capital Markets, LLC. (Incorporated by reference to Exhibit 1.1 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 1-33366), filed on May 19, 2014)

1.2*	Purchase Agreement, dated as of May 15, 2014, between Sabine Pass Liquefaction, LLC and RBC Capital Markets, LLC. (Incorporated by reference to Exhibit 1.2 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 1-33366), filed on May 19, 2014)

*	Incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: May 19, 2014	By:	/s/ Michael J. Wortley
Name: Michael J. Wortley
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1*	Purchase Agreement, dated as of May 13, 2014, between Sabine Pass Liquefaction, LLC and RBC Capital Markets, LLC. (Incorporated by reference to Exhibit 1.1 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 1-33366), filed on May 19, 2014)

1.2*	Purchase Agreement, dated as of May 15, 2014, between Sabine Pass Liquefaction, LLC and RBC Capital Markets, LLC. (Incorporated by reference to Exhibit 1.2 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 1-33366), filed on May 19, 2014)

*	Incorporated herein by reference.

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